UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

General

Odyssey Marine Exploration, Inc. (“Odyssey”) held an annual meeting of stockholders on June 7, 2016, for the purpose of considering and acting upon the following matters:

•	to elect six directors of the Corporation to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified (the “Election Proposal”);

•	to amend the Company’s 2015 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan by 200,000 shares (the “Amendment Proposal”);

•	to hold a non-binding advisory vote to approve named executive officer compensation (the “Compensation Proposal”);

•	to ratify the appointment of Ferlita, Walsh, Gonzalez & Rodriguez, P.A. as our independent registered public accounting firm (the “Ratification Proposal”); and

•	to transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

No other business came before the meeting.

Voting Results

Election Proposal

With respect to the Election Proposal, the six individuals named below were elected to serve as directors in accordance with the following vote:

Nominee	For	Withheld
John C. Abbott	2,354,010	115,005
Mark D. Gordon	2,297,393	171,622
Mark B. Justh	2,390,515	78,500
James S. Pignatelli	2,391,084	77,931
Jon D. Sawyer	2,318,878	150,137
Gregory P. Stemm	2,228,356	240,659

Amendment Proposal

With respect to the Amendment Proposal, the results of the vote were as follows:

For	Against	Abstain
1,849,451	600,151	19,413

Compensation Proposal

With respect to the Compensation Proposal, the results of the vote were as follows:

For	Against	Abstain
1,913,972	544,891	10,152

Ratification Proposal

With respect to the Ratification Proposal, the results of the vote were as follows:

For	Against	Abstain
5,729,131	187,888	49,160

Broker Non-Votes

There were 3,497,164 broker non-votes with respect to the Election Proposal, the Amendment Proposal, and the Compensation Proposal. Broker non-votes were not relevant to the Ratification Proposal.

Item 8.01	Other Events.

In May 2016, Odyssey sold its vessel, RV Odyssey Explorer. The RV Odyssey Explorer was nearing the end of its useful life, and multiple vessels of opportunity are available under short-term charters for Odyssey to continue its marine exploration activities utilizing specialized equipment owned by Odyssey. Odyssey ceased using the RV Odyssey Explorer for marine exploration work in April, but via the use of vessels owned by third parties, has continued to the perform its desired exploration. As communicated in a press release on May 12, 2016, the Company expects to at least double its revenue from its marine services activities between the first quarter and the second quarter of 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: June 7, 2016	By:	/s/ Philip S. Devine
Philip S. Devine
Chief Financial Officer